SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                  [X]
                 Registrant

                 Filed by a                                    [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]   Definitive Additional Materials

[  ]  Soliciting Material under
      Rule 14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (Name of Person(s) Filing
                             Proxy Statement, if other
                             than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a)(2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


PSG PROXY REMINDER SCRIPT:
RETIREMENT MONEY MARKET PORTFOLIO  (# 0630)
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO (#0631)

FOR SHAREHOLDERS OF RECORD, JULY 17, 2000 (MEETING ON SEPTEMBER 13,
2000):

HAVE YOU RECEIVED A PROXY PACKAGE FROM FIDELITY FOR RETIREMENT MONEY MARKET PORTFOLIO[OR RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO]?

IF YES: HAVE YOU VOTED BY SENDING IN YOUR CARD OR CALLING THE TOLL FREE NUMBER ON YOUR CARD?

IF YES -- THANK YOU VERY MUCH.

IF NO,
WE'VE BEEN ASKED TO REMIND YOU TO BE SURE TO VOTE YOUR PROXY FOR
RETIREMENT MONEY MARKET PORTFOLIO [OR RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO] AS SOON AS POSSIBLE.

YOUR PROMPT RESPONSE AND YOUR VOTE ARE VERY IMPORTANT. The fund needs over 50% of shareholder votes just to reach quorum and hold the
shareholder meeting on September 13.   The shareholder meeting is held
to conduct the fund's business as described in the proxy package you received.

SO PLEASE VOTE IMMEDIATELY BY SENDING IN YOUR SIGNED PROXY CARD OR THE TOLL FREE NUMBER ON YOUR PROXY CARD FROM A TOUCH TONE PHONE.

THANKS.
OPTIONAL:

If they need a proxy package --   for shareholders of record ON July
17:
I will have a new proxy package mailed to you.  Please review the material when you receive it and vote as soon as it arrives by mail or
touch-tone phone.     Thank you .